                                                                   EXHIBIT 10.22

                                OPTION AGREEMENT

               THIS AGREEMENT, made on the 19th day of July, 2004,

BETWEEN:

          Shirley M. Bailey
          PO Box 385
          Dragoon, AZ
          (hereinafter referred to as the "Optionor")

                                                               OF THE FIRST PART

                                      -and-

          NORD RESOURCES CORPORATION
          P.O. BOX 384
          Dragoon, AZ 85602
          (hereinafter referred to as the "Optionee")

                                                              OF THE SECOND PART

     WHEREAS the Optionor has agreed to grant to the Optionee an option to earn a 100% interest in four un-patented mining claims, in Cochise County, Arizona, more particularly describe (the "Property") as the Alpha-Omega #64, #65, #76, & #77 (AMC-04061 8433 through 040618436) consecutively covering the historic Texas Arizona Mine on the various terms and conditions set forth below;

     NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the mutual covenants and agreements herein contained and the sum of $980.00 reimbursement for the claim staking cost (the receipt and sufficiency whereof is hereby acknowledged), it is hereby agreed by and between the parties hereto as follows:

1. Definitions. In this Agreement, unless something in the subject matter or context is inconsistent therewith:

     (a) "Agreement" means this agreement and all amendments made hereto in accordance with the provisions hereof; and

     (b) "Property" means the 4 un-patented mining claims known as the Alpha-Omega #64, #65, #76, & #77 Texas Arizona Mine (TAM), Cochise County, Arizona as described in the first paragraph.

2. Representations and Warranties

     (a) The Optionor hereby represents and warrants to the Optionee that:

          (i) they have the power, capacity and authority to execute and deliver this Agreement.

          (ii) this agreement has been duly executed and delivered by them and is a valid and binding obligation of the Optionor enforced in accordance with its terms;

          (iii) they are the sole recorded owner of the Property mineral rights, with good and marketable title thereto; and

          (iv) the property is free and clear of any and all liens, charges, encumbrances, security interests, mortgages, royalties or other claims (collectively, the "Encumbrance")

3. Grant of Option

     (a) Subject to the provisions of this Agreement, the Optionor hereby gives and grants to the Optionee the sole, exclusive and irrevocable right and option of acquiring a 100% undivided interest in and to the Property free and clear of all Encumbrances.

     (b) Optionor retains the right to remove the mining equipment on the property including the winch, headframe, track and equipment underground within the first four years of this option. Notwithstanding any other terms of this Agreement, removal of said equipment shall be at the sole risk and liability of the Optionor. After the forth year Optionor will hold no claim on the remaining aforementioned items.

     (c) In order to maintain in force the option and earn the interest in the Property provided for in subparagraph 3 (a) hereof, the Optionee must pay to the
Optionor:

     $10,000 U.S. on the fourth anniversary date of this Agreement,

provided that the Optionee may accelerate the final payments. In the event that the Optionee fails to make this payment on the forth anniversary, within the respectable times limited therefore, this Agreement shall thereupon terminate except as hereinafter provided and thereafter the Optionee shall have no right, title or interest in and to the Property and shall have no further liabilities or obligations to the Optionor hereunder, except as otherwise stated herein to the contrary.

Optionee shall have the option to purchase the subject property at any time for a total purchase price of $10,000 at any time during the four years.

4. Covenants

     The Optionor covenants and agrees with the Optionee that during the currency of the option hereby granted, subject to the Optionee having paid the initial $980 staking cost reimbursement at signing:

          (i) the optionee shall cause to be done all things that may be required to keep the Property in good standing including the annual BLM holding fees and county recording of assessment work.

          (ii) the optionee will conduct all exploration, development and mining operations in, on and under the Property in good and workmanlike manner in accordance with good mining and engineering practice and in compliance with all applicable laws, regulations and orders;

          (iii) the optionor will deliver copies of proof of filing all reports and maps to the Optionee. Optionee will indemnify and save harmless the Optionor from and against all and any losses, damages, expenses, claims, suits, actions and demands of any kind.

5. Non-waiver

No delay or failure by a party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

6. Default

If, during the currency of the option granted to it hereunder, the Optionee shall default with respect to the making of payment provided for in subparagraphs 3(a) and (c) hereof with in the times limited therefore, that nonetheless notice of such default must be communicated in writing to Optionee who shall have 30 days in which to cure the default.

7. Termination

Notwithstanding anything to the contrary contained in this Agreement, the Optionee may, during the currency of the option granted hereunder, at any time upon notice to the Optionor terminate this Agreement.

8. Transfer

Each party reserves the right to transfer or assign all or any part of their rights under this agreement.

9. Notice

Any notice to be given hereunder shall be given in the United States by delivery or by prepaid registered mail addressed to the parties at their respective addresses set forth on page 1 hereof or to such other address or addresses as the parties may notify each other from time to time and any notice given by prepaid registered post shall be deemed to have been given and/or received on the fourth day next following the posting thereof and any notice given by delivery shall be deemed to have been given and/or received on the day of delivery.

10. Time of Essence

Time shall be of the essence of this Agreement.

11. Enurement

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors. This Agreement and any interest in the Property shall be assignable by the Optionor and by the Optionee.

12. Applicable Law

This Agreement shall be interpreted and governed in accordance with the laws of the State of Arizona.

13. Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto and there are no warranties, representations or other agreements between the parties in

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                        OPTIONOR:

                                        Shirley M. Bailey


                                        /s/ Shirley M. Bailey
                                        ----------------------------------------


                                        OPTIONEE:

                                        Nord Resources Corporation


                                        /s/ Kathy Glidewell
                                        ----------------------------------------

Receipt from United States Department of the Interior, Bureau of Land Management
                       for $540.00 from Shirley M. Bailey

  Cash Receipt #027465 from Shirley Bailey for $40.00 re Az. Notice of Location

        Arizona Notice of Location (Location Claim) to Shirley M. Bailey
                       re Alpha-Omega 77 lode mining claim

                 Map showing location of unpatented lode claims

        Arizona Notice of Location (Location Claim) to Shirley M. Bailey
                       re Alpha-Omega 76 lode mining claim

                 Map showing location of unpatented lode claims

        Arizona Notice of Location (Location Claim) to Shirley M. Bailey
                       re Alpha-Omega 65 lode mining claim

                 Map showing location of unpatented lode claims

        Arizona Notice of Location (Location Claim) to Shirley M. Bailey
                       re Alpha-Omega 64 lode mining claim

                 Map showing location of unpatented lode claims